SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
Act of 1934

Filed by the Registrant                     [x]

Filed by a Party other than the Registrant        [ ]

Check the appropriate box:

 [ ] Preliminary Proxy Statement
 [ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
 [x] Definitive Proxy Statement
 [ ] Definitive Additional Materials
 [ ] Soliciting Material Pursuant to  240.14a-11(c) or  240.14a-12

                      CROWN ENERGY CORPORATION
          (Name of Registrant as Specified In Its Charter)

                               (same)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

  [x] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1) Title of each class of securities to which transaction applies: n/a

          2) Aggregate number of securities to which transaction applies: n/a

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 n/a

          4)   Proposed maximum aggregate value of transaction:  n/a

          5)   Total fee paid:  n/a
                         __________________

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
          2)   Form, Schedule or Registration Statement No.:
          3)   Filing Party:
          4)   Date Filed:

<P>

                      CROWN ENERGY CORPORATION
                     215 South State, Suite 650
                     Salt Lake City, Utah  84111

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         November 18, 1998


TO THE SHAREHOLDERS OF CROWN ENERGY CORPORATION:

      The 1998 Annual Meeting of Shareholders of Crown Energy Corporation, a Utah corporation (the "Company"), will be held on Wednesday, November 18, 1998, at 2:00 p.m., Mountain Standard Time, in the Sun Valley Room of the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, for the following purposes:

     1. To elect a Board of Directors, comprised of three persons to serve until the next Annual Meeting of Shareholders or until their respective successors shall be duly elected or appointed.

     2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the 1998 fiscal year.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

      Only shareholders of record at the close of business on October 20, 1998, the "Record Date," are entitled to notice of, and to vote at, the Meeting. In accordance with Utah law, a list of the Company's Shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company, 215 South State Street, Suite 650, Salt Lake City, Utah 84111, for 10 business days prior to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., and during the Annual Meeting.

     All shareholders are cordially invited to attend the Meeting in person.

      Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please immediately complete, date, sign and return the enclosed proxy in the enclosed envelope. No postage is required if the proxy is placed in the enclosed envelope and mailed in the United States. Your proxy may be revoked by you at any time before it is voted. If a majority of outstanding shares are not present at the Meeting either in person or by proxy, the Meeting must be adjourned without conducting business.

Date: October 30, 1998         By Order of the Board of Directors


                               Richard S. Rawdin
                               Secretary

<P>


                      CROWN ENERGY CORPORATION
                     215 South State, Suite 650
                     Salt Lake City, Utah  84111

                 ___________________________________

                           PROXY STATEMENT
                                 FOR
                   ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD NOVEMBER 18, 1998

                 ___________________________________

                      GENERAL INFORMATION

      This Proxy Statement is being furnished to shareholders of Crown Energy Corporation, a Utah corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on Wednesday, November 18, 1998, at 2:00 p.m., Mountain Standard Time, in the Sun Valley Room of the Little America Hotel, 500 South Main Street, Salt Lake City, Utah (the "Annual Meeting"). At the Annual Meeting, holders of the Company's Common Stock will elect three directors, consider ratification of Deloitte & Touche LLP as the Company's independent accountants and consider such other matters as properly come before the Annual
Meeting. This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying form of proxy are first being mailed to shareholders of the Company on or about October 30, 1998.

Record Date

      The  Board  of  Directors has fixed the close of  business  on
October 20, 1998 as the Record Date for determination of Shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 12,668,512 shares of Common Stock. The holders of record of shares of Common Stock on the Record Date which are entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. Accordingly, a total of 12,668,512 votes are entitled to be cast on each matter submitted to a vote at the Annual Meeting.

Proxies and Solicitation

      Shares of Common Stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of each of the three director nominees; (ii) FOR the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP to be the Company's independent accountants for the fiscal year ending December 31, 1998; and (iii) in the discretion of the proxy holders as to any other matters which may properly come before the Annual Meeting.

      A shareholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the Common Stock covered thereby in person at the Annual Meeting.

      The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to shareholders this Proxy Statement and accompanying material. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of the Company's Common Stock held by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.

Votes Required

      A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by properly executed proxy, is required for a quorum. An abstention will be counted as "represented" for the purpose of determining the presence or absence of a quorum. A broker non-vote, which is an indication by a broker that it does not have discretionary authority to vote on a particular matter, will not be treated as "represented" for quorum purposes. Under Utah corporate law, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal. Accordingly abstentions and broker non-votes will not have the effect of being considered as votes cast against any matter considered at the Annual Meeting.

      With respect to the election of directors, the three (3) nominees receiving the highest number of votes will be elected to serve as directors of the Company until next annual meeting of shareholders and until their successors are duly elected and qualified. The Company's Articles of Incorporation do not provide for cumulative voting for the election of directors. For approval of the proposed ratification of the independent accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal.

                        ELECTION OF DIRECTORS

     The Bylaws of the Company and Utah law provide that the Company shall have a minimum of three (3) directors. At the 1997 Annual Meeting, shareholders elected four (4) directors. One of the directors, Mr. Thomas W. Bachtell, has resigned since last year's election of the members of the Board of Directors. In accordance with the Bylaws of the Company, the remaining directors resolved not to replace Mr. Bachtell as a director, but to eliminate the vacant position on the Board. Accordingly, at this Annual Meeting, three
(3) directors of the Company (constituting the entire Board of Directors) are to be elected to serve until the next annual meeting of shareholders and until their successors shall be duly elected and qualified. Each of the nominees for director identified below is currently a director of the Company. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve as a director. However, in the event that any nominee is unwilling or unable to serve as a director, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. The three (3) nominees receiving the highest number of votes at the Annual Meeting will be elected.

Nominees for Election of Directors

      Certain information with respect to each nominee, including their ages, positions with the Company and any other positions are set forth below:

               James  A.  Middleton, 62, is the Chief Executive
    Officer and Chairman of the Board of Directors of the Company. Mr. Middleton has served as Chief Executive Officer and a director since February 1996 and will serve as Chief Executive Officer and director until a new officer and director, respectively, are duly elected and qualified. Mr. Middleton was an Executive Vice President and director of Atlantic Richfield Co. from October 1987 to September 1994 and is presently a director of Texas Utilities Co. and Berry Petroleum Co.

                Jay Mealey, 42, is the President, Chief Operating Officer, Treasurer, and a director of the Company. Mr. Mealey has served as President and Chief
    Operating Officer and as a director of the Company since 1991 and will serve as President, Chief Operating Officer and Treasurer and as a director, until a new officer and director, respectively, are elected and qualified. Mr. Mealey has been actively involved in the oil and gas exploration and production business since 1978. Prior to employment with the Company, Mr. Mealey served as Vice
    President of Ambra Oil and Gas Company and prior to that worked for Belco Petroleum Corporation and Conoco, Inc. in their exploration divisions. Mr. Mealey is responsible for managing the day-to-day operations of the Company.

               Richard  S.  Rawdin, 40, is the Vice  President,
    Secretary and a director of the Company. Mr. Rawdin has served as a Vice President and Secretary and as a director of the Company since 1991 and will serve as Vice-President and Secretary and as a director, until a new officer and director, respectively, are elected and qualified. From February, 1986, to September, 1991, Mr. Rawdin served as Controller and Vice President of Finance for Kerry Petroleum Company, Inc. Prior to that, he was employed as a Senior consultant with Deloitte and Touche. Mr. Rawdin is a Certified Public Accountant.

      The  Board of Directors recommends that shareholders vote
FOR each of the above nominees to serve as directors of the Company until the next annual shareholders meeting and until their successors are duly elected and qualified.

Information concerning the Board of Directors

      The business of the Company is managed under the direction of its Board of Directors. The Board has responsibility for establishing broad corporate policies, for the overall performance of the Company and for the election and compensation of officers of the Company. The Executive Officers of the Company are in charge of the day to day affairs of the Company. As presently constituted, the Board of Directors has no functioning committees assuming any of the responsibilities of the Board. There are no outside directors serving or nominated to serve on the Board. There are no family relationships between any director, executive officer, or person nominated or chosen by the registrant to become a director or executive officer.

      The Board of Directors meets regularly during the year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when one or more important matters requires Board action between scheduled meetings. The Board of Directors held three meetings during 1997 and took action seven times by Unanimous Written Consent. All directors attended all of the Board meetings.

      As disclosed to the Company, the Board of Directors as presently constituted beneficially own as a group 3,357,007 shares, or approximately 26% of the Company's outstanding Common Stock as of the Record Date, including 525,000 option shares exercisable within 60 days of the Record Date but which were unexercised as of the Record Date.

Director Compensation

      The Company does not presently have outside directors and therefore does not presently offer any compensation to its directors for their service as members of the Company's Board of Directors. Directors, however, are reimbursed for their expenses in attending Board meetings and are not precluded from serving the Company in any other capacity and receiving compensation therefor.

                       EXECUTIVE COMPENSATION

      The compensation of James A. Middleton, the Company's Chief Executive Officer and the Company's other executive officers who were paid at least $100,000 in 1997 (collectively, the "Named Officers") is discussed in the following tables.

Summary Compensation Table

     The following table contains information regarding compensation paid to the Company's Named Officers for the fiscal years listed. No other executive officer of the Company earned compensation in excess of $100,000 in fiscal year 1997.

                                 Annual Compensation Long Term
                                                      Compensation
     Name and            Salary  Bonus      Other      Securities
    Principal      Year    ($)    ($)      Annual      Underlying
     Position                            Compensation  Options/SARS
                                            ($)           (#)
  James A.         1997     $0     $0          $0           0
  Middleton,       1996     $0     $0          $0           0
  Chief           1995(1)    *      *           *           *
  Executive
  Officer

  Jay Mealey,      1997   $100,000  $56,250    $0           0 (3)
  President and    1996    $78,000       $0    $0           0
  Chief            1995    $78,00        $0    $0           0
  Operating
  Officer

  Richard S.       1997   $52,500    $56,250   $0           0 (3)
  Rawdin, Vice    1996(2)       *          *    *              *
  President and   1995(2)       *          *    *              *
  Secretary

          (1) Mr. Middleton was not employed by the Company prior to February 1996.

          (2) Although employed by the Company, Mr. Rawdin did not earn compensation in excess of $100,000 in either 1996 or 1995.

          (3)  Does  not  include 148,148 options  to  purchase
               Common Stock of the Company at the purchase price of $.5625 per share which were previously granted to both Mr. Mealey and Mr. Rawdin in May 1995. Such options became exercisable upon satisfaction of a condition precedent to vesting and exercise, namely, the receipt and completion of financing on the Company's Asphalt Ridge project, and were in fact exercised during January of the current year.

Option/SAR Grants Table

      The following table sets forth information with respect to individual grants of stock options made by the Company to the Named Officers during the fiscal year ended December 31, 1997. The
Company did not grant any stock appreciation rights during the fiscal year ended December 31, 1997.

                   Number of    % of Total    Exercise   Expiratio
                  Securities     Options      or Base      n Date
       Name       Underlying    Granted to     Price        for
                    Options     Employees      ($/Sh)      Option
                  Granted (#)   in Fiscal                   Term
                                   year
    Jay Mealey    150,000 (1)    33 1/3%     $1.62 per    11/1/07
                  150,000 (2)    33 1/3%       share      11/1/07
                  150,000 (3)    33 1/3%     $1.62 per    11/1/07
                                               share
                                             $1.62 per
                                               share

               (1)  Represents the first of three  tranches  of
    options to purchase 150,000 shares of Common Stock granted as part of a single grant of options to purchase an aggregate 450,000 shares of Common Stock. This first tranche of options vested on November 1, 1997, but did not become exercisable until July 28, 1998, the thirtieth consecutive day that the average offer price of the Company's Common Stock equaled or exceeded $2.00 per share.

               (2)  Represents the second of three tranches  of
    options to purchase 150,000 shares of Common Stock granted as part of a single grant of options to purchase an aggregate 450,000 shares of Common Stock. This second tranche of options will vest on November 1, 1998, provided, with certain exceptions, that Mr. Mealey is employed by the Company on that date, but will not be exercisable until the average offer price of the Company's Common Stock equals or exceeds $3.00 per share for thirty days.

               (3)  Represents the third of three  tranches  of
    options to purchase 150,000 shares of Common Stock granted as part of a single grant of options to purchase an aggregate 450,000 shares of Common Stock. This third tranche of options will vest on November 1, 1999, provided, with certain exceptions, that Mr. Mealey is employed by the Company on that date, but will not be exercisable until the average offer price of the Company's Common Stock equals or exceeds $4.00 per share for thirty days.

Aggregate  Option/SAR Exercises and Fiscal Year-End  Option/SAR
Value Table

      The following table contains information regarding the fiscal year-end value of unexercised options held by the Named Officers. The aggregate value of the options was calculated using the average bid and asked price for the Company's Common Stock on December 31, 1997.

                                    Number of      Value of
                                   securities    unexercised
                                   underlying      in-the-
                                   unexercised      money
                                  options/SARs   options/SAR
                                 at fiscal years  at fiscal
                                       end         year end
                                       (#)           ($)
             Shares    Value     Exercisable/      Exercisable/
 Name       Acquired  Realized   Unexercisable     Unexercisable
               on       ($)
            Exercise
               (#)
James A.        0        0         300,000         $304,500(1)
Middleton

Jay Mealey      0        0     548,148/450,000(2)  $598,565/24,750

Richard S.      0        0         398,148         $437,315
Rawdin


               (1)  Does not include 75,000 options granted  to
    Mr.   Middleton  in  October  of  1998  pursuant   to   his
    employment agreement with the Company.

               (2) Represents three tranches of 150,000 options granted in a single grant to Mr. Mealey in November of 1997. The first tranche of options vested on November 1, 1997, but did not become exercisable until July 28, 1998, the thirtieth consecutive day that the average offer price of the Company's Common Stock equaled or exceeded $2.00 per share. The second tranche of options will vest on November 1, 1998, provided that Mr. Mealey is employed by the Company, but will not be exercisable until the average offer price of the Company's Common Stock equals or exceeds $3.00 per share for thirty days. The third tranche of options will vest on November 1, 1999, provided that Mr. Mealey is employed by the Company, but will not be exercisable until the average offer price of the Company's Common Stock equals or exceeds $4.00 per share for thirty days.

Employment Contracts

      On January 26, 1996, the Company entered into an employment agreement with James A. Middleton, the Chief Executive Officer and Chairman of the Board of the Company. Mr. Middleton's employment agreement terminates on February 6, 1999, with the option to extend its term to February 6, 2001. The agreement provides for a base salary equal to five percent of the Company's net profits from operations before depletion, depreciation, tax credits and amortization, but after interest on debt, with a salary cap of $1,000,000 per calendar year. The agreement permits Mr. Middleton to begin drawing up to $10,000 per month following sufficient capital financing of the Company's operations as determined in the sole discretion of the Company's Board of Directors. Mr. Middleton has been granted options to purchase 300,000 shares of the Company's Common Stock at an exercise price of $.66 per share pursuant to the employment agreement and will be entitled to additional grants of options to purchase 75,000 shares of the Company's Common Stock for each subsequent full year of employment under the agreement now that the Company's Asphalt Ridge Project has been funded. Mr. Middleton is also entitled to (i) an additional option to purchase 100,000 shares of Common Stock upon commencement of operations of a facility capable of producing at least 1,000 barrels of product a day and
(ii) an additional option to purchase 50,000 shares of Common Stock for each full year of employment completed after February 6, 1999. Mr. Middleton's employment agreement is terminable by either the Company or Mr. Middleton for good cause only.

      On November 1, 1997, the Company entered into an employment agreement with Jay Mealey, the Company's President and Treasurer. Mr. Mealey's employment agreement expires on December 31, 1999, but will automatically be extended until December 31, 2002, unless the Company gives written notice of non-renewal during the year 2000, in which case the agreement will terminate 12 months after delivery of the written notice of non-renewal. The employment agreement provides for an initial base salary of $150,000, which amount increases to $180,000 on November 1, 1999, and to $210,000 on
November 21, 2000. Thereafter, the agreement increases each subsequent year by 20% per annum effective as of January 1 of each successive year beginning January 1, 2001. In addition to the base salary, Mr. Mealey is entitled to compensation bonuses based on (1) the Company's earnings per share and (2) the price of the Company's Common Stock. Mr. Mealey is also eligible to receive a discretionary bonus each fiscal year during the term or renewed terms of the agreement in amounts determined by the Board of Directors of the Company in its sole discretion. Under the terms of the employment agreement, Mr. Mealey was also issued options pursuant to the Company's Long Term Equity-Based Incentive Plan to purchase 450,000 shares of the Company's Common Stock at an exercise price of $1.62 per share. The options vest in three equal tranches. The first tranche of options to purchase 150,000 shares vested on November 1, 1997, the second tranche of 150,000 options vests on November 1, 1998 and the final tranche vests on November 1, 1999. None of the options, however, can be exercised until the offer price of the Company's Common Stock, for thirty days, equals or exceeds $2.00 per share with respect to the first tranche of options, $3.00 per share with respect to the second tranche and $4.00 per share with respect to the final tranche.

      Mr. Mealey's employment agreement is terminable upon his death or disability, terminable for "cause" and terminable by Mr. Mealey for Good Reason (as defined in the Employment Agreement) following a Change of Control (as defined in the Employment Agreement). If terminated for "cause" as defined in the Employment Agreement, Mr. Mealey is not entitled to receive compensation or benefits beyond that which has been earned or has vested on the date of termination. If terminated by Mr. Mealey's death or disability, Mr. Mealey's legal representatives or beneficiaries are entitled to receive continued payments in an amount equal to 70% of his base salary in effect at the time of his death or disability until the end of the term of the Employment Agreement or for a period of twelve months, whichever is longer, plus a prorated amount of any Bonus payable under the Employment Agreement. In the event of the termination of Mr. Mealey's employment without cause or upon termination of employment by Mr. Mealey for Good Reason following a Change of Control, Mr. Mealey is entitled to payment of his unpaid base salary, plus a lump sum payment equal to three times the sum of his base salary and bonuses. Further, all options granted to Mr. Mealey vest and become fully exercisable and, at Mr. Mealey's option, can be surrendered to the Company for cash in an amount equal to the fair market value of a share of the Company's Common Stock minus the exercise price of the option times the number of options surrendered. Mr. Mealey is also entitled to receive any and all fringe benefits offered to employees of the Company for a certain period of time. In addition, if the benefit payments are subject to excise taxes, the Company is required to pay Mr. Mealey an amount sufficient to cover such taxes.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                        OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of October 20, 1998 for (i) each executive officer of the Company, (ii) each director of the Company, (iii) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of any class of the Company's stock, and (iv) all directors and officers as a group.

             Name and Address (1)   Number of     Percentage
                                      Shares      of Class (2)
                                   Beneficially
                                      Owned
             Common Stock
             Enron Capital &       4,250,000(4)     25.12%
             Trade Resources
             Corp. (3)

             Jay Mealey            2,337,699(5)    18.24%

             Thomas W. Bachtell    2,124,100(6)    16.07%

             Richard S. Rawdin       589,308        4.65%
             James A. Middleton     430,000(7)      3.30%
             Executive Officers    3,357,007(8)     25.44%
             and Directors as
             Group (3 persons)


         (1) The address for Enron Capital & Trade Resources Corp. ("ECT") is 1400 Smith Street, Houston, Texas, 77002. The address for Messrs. Middleton, Mealey and Rawdin is c/o Crown Energy Corporation, 215 South State Suite 650, Salt Lake City, Utah 84111. The address for Mr. Bachtell is 3245 Big Spruce Way, Park City, Utah 84060.

         (2) Based on 12,668,512 shares of the Company's Common Stock issued and outstanding on October 20, 1998. Common shares which a beneficial owner had a right to acquire within 60 days of October 20, 1998, are treated as outstanding for the purpose of computing the percentage ownership of each beneficial owner.

         (3)  ECT is a wholly-owned subsidiary of Enron Corp.,
              an Oregon corporation. Because of its ownership of ECT, Enron Corp. may be deemed to be the beneficial owner of all securities of the Company beneficially owned by ECT. However, Enron Corp. disclaims beneficial ownership of all such securities of the Company.

         (4) Represents 500,000 shares of the Company's $10 Class A Convertible Preferred Stock (the "Preferred Stock") which is convertible into shares of the Company's Common Stock at the rate of 8.57 shares of Common Stock for each share of Preferred Stock, subject to adjustment as set forth in the Certificate of Designations of the Preferred Stock.

         (5) Includes 150,000 options that are exercisable within 60 days and 110,000 shares gifted by Mr. Mealey to Glenn Mealey as custodian for Mr. Mealey's children, Cameron and Andrew Mealey. Mr. Mealey expressly disclaims beneficial ownership of the shares held by Glenn Mealey. Does not include 300,000 Options that have not vested.

         (6)  Includes   548,148   Options   which   are
              exercisable within 60 days.

         (7)  Includes   375,000   Options   that   are
              exercisable within 60 days.

         (8)  Includes  525,000 Options that  are  exercisable
              within   60   days  and  110,000  shares  gifted   by
              Mr. Mealey. Does not include 300,000 Options, which have not vested.

Change in Control Contracts

      In November 1997, the Company entered into an Employment Agreement with Mr. Jay Mealey which contains "change of control" provisions providing for the payment of compensation and benefits upon the Company's termination of Mr. Mealey's employment without cause or termination by Mr. Mealey for Good Reason (as defined in that agreement). The change of control terms of Mr. Mealey's contract are more fully discussed above under Executive Compensation-Employment Contract.

      The Company's Long Term Equity-Based Incentive Plan ("Plan") also contains change-in-control provisions. Specifically, the Plan provides that upon a change-in-control as defined in the Plan, that all options issued pursuant to the Plan will automatically vest and all periods or conditions of restriction will be deemed to have been completed or fulfilled, as the case may be.

      In addition, the Certificate of Designations of Preferred Stock, which amends the Company's Articles of Incorporation, prohibits a change in Mr. Mealey's status as President of the Company without the affirmative vote or the written consent of the holders of at least seventy-five (75%) of the outstanding shares of Preferred Stock, voting as a class, so long as any shares of Preferred Stock are outstanding.

     Finally, Jay Mealey, the Company's President has entered into a Right to Co-Sale Agreement (the "Co-Sale Agreement") with ECT wherein he agreed not to sell any securities of the Company which he owns, or any interests in such securities, to any person for a period of five years except in accordance with the terms of the Co-Sale Agreement which generally requires that upon receipt of a bona fide offer to purchase more than 50% of the shares of the Company's stock held by Mr. Mealey or more than 50% of the outstanding securities of the Company, Mr. Mealey shall give ECT notice of the offer and an opportunity to sell all or a pro-rata portion of the shares of the Company's stock held by ECT. The sale of 50% or more of the shares held by Mr. Mealey together with the sale of a similar number of the shares held by ECT could result in a change in control of the Company.

Compliance With Section 16(a) Of The Securities And Exchange
Act Of 1934

      Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires the Company's executive officers and directors and certain shareholders to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "Commission"). Such persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company notes the following:

      (1) Thomas W. Bachtell, the holder of record of more than 10% of the shares of the Company's issued and outstanding Common Stock, has not reported pursuant to Section 16(a) the acquisition of options to purchase 148,148 shares of Common Stock of the Company. The options were granted in May 1995 to Mr. Bachtell while he was an officer and director of the Company but did not become exercisable until the Company completed financing of its Asphalt Ridge project in November of 1997. If the foregoing condition of financing had not been satisfied prior to May 31, 2000, the options would have expired without becoming exercisable.

      (2) Jay Mealey, the Company's President and a 10% Shareholder was late in reporting the transfer of 12,500 shares of Common Stock of the Company to Thomas W. Bachtell pursuant to Section 16(a) of the Exchange Act. Mr. Mealey transferred 12,500 shares of Common Stock to Thomas W. Bachtell on or about June 18, 1992 by executing the assignment form on the back of the stock certificate representing such shares and by delivering the endorsed stock certificate to Mr. Bachtell. Mr. Mealey then overlooked the transfer of shares until Mr. Bachtell recently presented the endorsed certificate representing the shares to the Company and its transfer agent to have such shares registered in his name on the Company's stock records. Mr. Mealey then made the appropriate filings on or about October 21, 1998. To the best of the Company's knowledge, Mr. Bachtell has not reported the receipt of such shares.

           CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In  November  of  1997,  the Company also  paid  in  full  two promissory  notes  to  Thomas  W. Bachtell,  a  former  officer  and director of the Company and the holder of more than 10% of the outstanding shares of the Company's Common Stock. The first note was executed during the year ended December 31, 1995, to convert deferred salaries payable to Mr. Bachtell in the amount of $34,000, plus accrued interest of $3,521, into a long-term obligation of the Company bearing interest at the rate of 9% per annum. This note matured July 1, 1997. The second note also accrued interest at the rate of 9% per annum and was executed during the year ended December 31, 1995. The principal amount of the second note was $19,411. Mr. Bachtell is also a partner of a law firm, Pruitt, Gushee & Bachtell, which previously rendered legal services to the Company. Legal fees and expenses paid to Pruitt, Gushee & Bachtell for the fiscal years ended December 31, 1997 and 1996 totaled $635 and $27,429, respectively. In addition, during fiscal year ended 1995, the Company issued 47,273 shares of Common Stock in satisfaction of an account payable to Pruitt, Gushee & Bachtell of $33,092.

     In November of 1997, the Company paid in full a promissory note to Mr. Mealey in the principal amount of $53,240 dollars plus accrued interest of $4,125 and $4,956 for the years ended December 31, 1997 and 1996, respectively. The note, which, accrued interest at the rate of 9% per annum, was executed in 1995 for a loan made to the Company by Mr. Mealey during fiscal year 1993. By its terms, the note matured July 1, 1997.

     Effective as of January 2, 1998, the President and Treasurer of the Company, Jay Mealey, and the Vice President and Secretary of the Company, Richard Rawdin, both of whom are also directors of the
Company, executed Promissory Notes in the amounts of $319,583 and $229,583, respectively, as consideration for the purchase of shares of Common Stock of the Company through the exercise of options previously granted to each of them. The notes bear interest at an adjustable rate of interest equal to the prime rate of interest as published by the Wall Street Journal on the first business day of each calendar quarter. The notes are secured by respective stock pledge agreements granting the Company a security interest in the shares of stock purchased upon the exercise of the options. Each note is payable on a pro rata basis upon the sale of the underlying stock securing repayment thereof or January 2, 2003, whichever occurs first. The Company has agreed to permit Mr. Bachtell to exercise options previously granted to him on the same terms. Mr. Bachtell has not yet exercised such options.

      Pursuant to a Stock Purchase Agreement dated September 25, 1997, the Company paid a structuring fee of $150,000 to ECT Securities Corp., an affiliate of ECT, a shareholder of the Company, in connection with the purchase by ECT of 500,000 shares of the Company's Preferred Stock.


              RATIFICATION OF SELECTION OF ACCOUNTANTS

      At the Annual Meeting, the shareholders of the Company will be asked to approve the Board's selection of Deloitte & Touche LLP ("Deloitte") as the Company's independent public accountants to audit the Company's financial statements for the 1998 fiscal year. Deloitte was engaged to be the independent accountants to audit and report on the financial statements of the Company for the fiscal year ended December 31, 1998, effective as of June 2, 1998. Prior to June 2, 1998, Pritchett, Siler & Hardy, P.C. ("Pritchett") served as the Company's independent accountants and performed the audit of and reported on the Company's fiscal year ended December 31, 1997.

      Pritchett's report on the financial statements of the Company for the fiscal year ended December 31, 1997, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Pritchett report for the fiscal year ended December 31, 1996, contained a statement as the ability of the Company to continue as a going concern. Other than the foregoing, there were no adverse opinions or disclaimers of opinion, or qualifications or modifications as to uncertainty, audit scope or accounting principles.

      The decision to change accountants was approved by the Company's Board of Directors.

     During the fiscal years ended December 31, 1997, 1996 and 1995, and the period January 1, 1998 through June 2, 1998, thee were no disagreements with Pritchett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures or any reportable events.

      Prior to engaging Deloitte, neither the Company nor anyone acting on its behalf consulted with Deloitte regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Company's financial statements. In addition, during the Company's fiscal years ended December 31, 1997 and 1996, and during the period January 1, 1998 through June 2, 1998, neither the Company nor anyone acting on its behalf consulted with Deloitte with respect to any matters that were the subject of a disagreement (as defined in item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304 (a)(1)(v) of Regulation S-K).

      The Company does not anticipate that any representatives of Pritchett or Deloitte will be present at the Annual Meeting.

                        SHAREHOLDER PROPOSALS

    To be considered for inclusion in the Company's 1999 proxy materials, a shareholder proposal must be received in writing by the Company, at its principal office, no later than April 1, 1999 or if the date of the 1999 Annual Meeting, contemplated at the time of this proxy statement, is changed by more than 30 calendar days, within a reasonable period of time prior to the solicitation of proxies for such meeting. Further, unless written notice of a shareholder proposal is received at the Company's principal office on or before September 8, 1999, proxies solicited for the 1999 Annual Meeting may confer discretionary authority to vote on any matter not included in next year's Proxy Statement; provided that if the Board of Directors calls the annual meeting for a date that is not within 30 days of the anniversary date of the immediately preceding annual meeting the Company proxies may exercise discretionary voting authority only if the Company did not receive written notice within a reasonable time before the 1999 proxy materials are mailed. All such proposals should be transmitted to the Company by Certified United States Mail, with return receipt requested.

                            OTHER MATTERS

    The Company knows of no other matters that will be presented at the Annual Meeting of Shareholders. If any other matter properly comes before the Meeting, it is the intention of the persons named as proxies on the Proxy Cards to vote all common shares represented by such Proxy Cards in accordance with the directions of the present Board of Directors.

                       ADDITIONAL INFORMATION

   With this Proxy Statement, the Company is providing a copy of its 1997 Annual Report on Form 10-K to persons from whom a Proxy is solicited. The Company will provide without charge to any person from whom a Proxy is solicited by the Board of Directors, upon the written request of such person, a copy of the Company's Amendment to the 1997 Annual Report on Form 10-K, which contains the information required by Part III of Form 10-K. If specifically requested, the Company will also provide such persons with a copy of any or all exhibits to the Form 10-K and the amendment thereto, upon payment of the Company's reasonable expenses incurred in furnishing such exhibits. Written requests for such information should be directed to the Corporate Secretary of the Company.

<P>

PROXY
CROWN ENERGY CORPORATION
215 South State Street, Suite 650, Salt Lake City, UT  84111
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The Undersigned stockholder of CROWN ENERGY CORPORATION (the "Company") hereby appoints the Chairman of the Board and the Corporate Secretary of Crown Energy Corporation as proxies of the undersigned, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote all shares of Common Stock of the Company at the annual meeting of stockholders of the Company to be held on Wednesday, November 18, 1998, at 2:00 p.m., Mountain Standard Time, in the Sun Valley Room of the Little America Hotel, 500 South Main Street, Salt Lake City, Utah, and any adjournment or postponement thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated below.

PROPOSAL 1 -- Election of Directors:
  (__) FOR all three nominees listed below.
  (__) WITHHOLD  AUTHORITY  to vote for  all  three  nominees  for director listed below.
  (__) FOR all three nominees for director listed below,  except
       WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s)  is
       (are) lined through.
         Nominees:  James A. Middleton, Jay Mealey, Richard S. Rawdin

PROPOSAL  2  --  Appointment  of  Deloitte  &  Touche  LLP  as   the
Independent Accountants for the Company.
     (__)  FOR   (__)  AGAINST     (__)  ABSTAIN

PROPOSAL 3 - In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting, or any adjournments or postponements of such meeting.

<P>

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, the Proxy will be voted "FOR" the nominees of the Board of Directors in the election of directors and "FOR" all other proposals. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

   THE  UNDERSIGNED  HEREBY ACKNOWLEDGES RECEIPT OF  THE  NOTICE  OF
ANNUAL MEETING, THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH AND THE ANNUAL REPORT AND HEREBY RATIFIES ALL THAT THE SAID DIRECTORS AND PROXIES MAY DO BY VIRTUE HEREOF.

                                       Dated:________________, 1998
                                                   (Complete Date)




                                          (Stockholder's Signature)




                                          (Stockholder's Signature)


                                        NOTE:  Please mark, date and
                                     sign   this  proxy   card   and
                                     return   it  in  the   enclosed
                                     envelope to the address on  the
                                     reverse  side  of  this   card.
                                     Please  sign your  name  as  it
                                     appears   on  the  label.    If
                                     shares  are registered in  more
                                     than   one  name,  all   owners
                                     should sign.  If signing  in  a
                                     fiduciary   or   representative
                                     capacity,   please  give   full
                                     title  and  attach evidence  of
                                     authority.         Corporations
                                     please    sign    with     full
                                     corporate   name  by   a   duly
                                     authorized  officer  and  affix
                                     corporate seal.